UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 6, 2013
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THE AES CORPORATION
(Exact name of registrant as specified in its charter)

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DELAWARE	001-12291	54-11263725
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100
Arlington, Virginia 22203
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(703) 522-1315

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.
Issuance of Order in DP&L Rate Case
In its Form 10-K for the year ended December 31, 2012 and in subsequent periodic filings with the Securities and Exchange Commission, The AES Corporation (“AES” or the “Company”) disclosed that The Dayton Power & Light Company (“DP&L”) had an on-going rate proceeding in Ohio, which would determine the rates DP&L can charge customers for electricity. The Company further disclosed that in 2012, DP&L filed an Electric Security Plan (“ESP”) with the Public Utilities Commission of Ohio (“PUCO”) for approval.
On September 6, 2013, the PUCO issued a correction to its September 4, 2013 order (the “Order”) on the ESP filed by DP&L. Set forth below is a summary of the significant terms included in DP&L's ESP filing and the terms issued in the PUCO's Order.

Element	DP&L ESP Filing (December 12, 2012)	PUCO Order (September 6, 2013)
Non-Bypassable Charge	$137.5 million/year for 5 years beginning January 1, 2013 and ending December 31, 2017	$110 million/year for 3 years beginning January 1, 2014 and ending December 31, 2016; Potential $45.8 million for 5 months beginning January 1, 2017 and ending May 31, 2017
Switching Tracker	Proposed switching tracker beginning with the start of the ESP and ending in June 2016	No tracker
Transition to Market	• Initial auction of 10% of load to supply Standard Service Offer (SSO) in early 2013 • Auction increases to 40% in June 2014, 70% in June 2015 and 100% in June 2016 and thereafter
• Initial auction of 10% of load to supply Standard Service Offer (SSO) beginning January 1, 2014 through December 31, 2014
• Auction increases to 40% on January 1, 2015 through December 31, 2015, 70% on January 1, 2016 through May 31, 2017 and 100% thereafter

Generation Separation	DP&L to file separate application by December 2013 to separate generation by December 2017	DP&L to file separate application by December 31, 2013 to separate generation by May 31, 2017

The PUCO's Order is subject to rehearing and further appeal. Applications for rehearing must be filed no later than 30 days following the PUCO's Order. The application for rehearing is a mandatory jurisdictional precursor to the ability to file an appeal to the Ohio Supreme Court. The rehearing process before the PUCO can take several months to resolve. After the final order on rehearing, a party or parties have the right to appeal directly to the Ohio Supreme Court. The appellate process before the Ohio Supreme Court typically takes 12-18 months to get to a final order.

The Company continues to review the Order and its terms.   The foregoing description of the Order and its terms does not purport to be complete and is qualified in its entirety by reference to the Order itself, which can be accessed at the PUCO website, www.puco.ohio.gov.

2013 Guidance for The AES Corporation
The Company reaffirmed its 2013 guidance for all metrics, including Adjusted Earnings Per Share, Proportional Free Cash Flow and Consolidated Net Cash Provided by Operating Activities, as previously disclosed on August 8, 2013, based on foreign exchange and commodity prices as of July 31, 2013.

2013 Guidance Reconciliation

$ in Millions, Except Per Share Amounts	Full Year 2013 Guidance
Adjusted EPS[1]	$1.24 - $1.32
Proportional Free Cash Flow[2] (a)	$750 - $1,050
Reconciling Factor[3] (b)	$1,750 - $2,050
Consolidated Net Cash Provided by Operating Activities (a + b)	$2,500 - $3,100
1 Adjusted earnings per share (a non-GAAP financial measure) is defined as diluted earnings per share from continuing operations excluding gains or losses of the consolidated entity due to (a) unrealized gains or losses related to derivative transactions, (b) unrealized foreign currency gains or losses, (c) gains or losses due to dispositions and acquisitions of business interests, (d) losses due to impairments, and (e) costs due to the early retirement of debt. The GAAP measure most comparable to Adjusted EPS is diluted earnings per share from continuing operations. AES believes that adjusted earnings per share better reflects the underlying business performance of the Company, and is considered in the Company's internal evaluation of financial performance. Factors in this determination include the variability due to unrealized gains or losses related to derivative transactions, unrealized foreign currency gains or losses, losses due to impairments and strategic decisions to dispose or acquire business interests or retire debt, which affect results in a given period or periods. Adjusted earnings per share should not be construed as an alternative to diluted earnings per share from continuing operations, which is determined in accordance with GAAP.

In providing its full year 2013 Adjusted EPS guidance, the Company notes that there could be differences between expected reported earnings and estimated operating earnings for matters such as, but not limited to: (a) unrealized gains or losses related to derivative transactions (as of June 30, 2013, $(0.05) per share); (b) unrealized foreign currency gains or losses (as of June 30, 2013, $0.04 per share); (c) gains or losses due to dispositions and acquisitions of business interests; (as of June 30, 2013, $(0.03) per share); (d) losses due to impairments (as of June 30, 2013, $0.05 per share); and (e) costs due to the early retirement of debt (as of June 30, 2013, $0.21 per share). At this time, management is not able to estimate the aggregate impact, if any, of these items on reported earnings. Accordingly, the Company is not able to provide a corresponding GAAP equivalent for its Adjusted EPS guidance.

2Free cash flow (a non-GAAP financial measure) is defined as net cash from operating activities less maintenance capital expenditures (including environmental capital expenditures), net of reinsurance proceeds from third parties. AES believes that free cash flow is a useful measure for evaluating our financial condition because it represents the amount of cash provided by operations less maintenance capital expenditures as defined by our businesses, that may be available for investing or for repaying debt.
AES is a holding company that derives its income and cash flows from the activities of its subsidiaries, some of which may not be wholly-owned by the Company. Accordingly, the Company has presented certain financial metrics which are defined as Proportional (a non-GAAP financial measure). Proportional metrics present the Company's estimate of its share in the economics of the underlying metric. The Company believes that the Proportional metrics are useful to investors because they exclude the economic share in the metric presented that is held by non-AES shareholders. For example, Net Cash from Operating Activities (Operating Cash Flow) is a GAAP metric which presents the Company's cash flow from operations on a consolidated basis, including operating cash flow allocable to noncontrolling interests. Proportional Operating Cash Flow removes the share of operating cash flow allocable to noncontrolling interests and therefore may act as an aid in the valuation of the Company. Proportional metrics are reconciled to the nearest GAAP measure. Certain assumptions have been made to estimate our proportional financial measures. These assumptions include: (i) the Company's economic interest has been calculated based on a blended rate for each consolidated business when such business represents multiple legal entities; (ii) the Company's economic interest may differ from the percentage implied by the recorded net income or loss attributable to noncontrolling interests or dividends paid during a given period; (iii) the Company's economic interest for entities accounted for using the hypothetical liquidation at book value method is 100%; (iv) individual operating performance of the Company's equity method investments is not reflected and (v) inter-segment transactions are included as applicable for the metric presented.

3 Primarily includes minority interest, maintenance capex and environmental capex.

This information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act regardless of any general incorporation language in such filing.

Safe Harbor Disclosure

This news release contains forward-looking statements within the meaning of the Securities Act and of the Securities Exchange Act. Such forward-looking statements include, but are not limited to, those related to future earnings, growth and financial and operating performance. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES' current expectations based on reasonable assumptions. Forecasted financial information is based on certain material assumptions. These assumptions include, but are not limited to, our accurate projections of future interest rates, commodity price and foreign currency pricing, continued normal levels of operating performance and electricity volume at our distribution companies and operational performance at our generation businesses consistent with historical levels, as well as achievements of planned productivity improvements and incremental growth investments at normalized investment levels and rates of return consistent with prior experience.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in AES' filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the risks discussed under Item 1A “Risk Factors” and Item 7: Management's Discussion & Analysis in AES' 2012 Annual Report on Form 10-K and in subsequent reports filed with the SEC. Readers are encouraged to read AES' filings to learn more about the risk factors associated with AES' business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Any Stockholder who desires a copy of the Company's 2012 Annual Report on Form 10-K dated on or about February 26, 2013 with the SEC may obtain a copy (excluding Exhibits) without charge by addressing a request to the Office of the Corporate Secretary, The AES Corporation, 4300 Wilson Boulevard, Arlington, Virginia 22203. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. A copy of the Form 10-K may also be obtained by visiting the Company's website at www.aes.com.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

THE AES CORPORATION

Date:	September 6, 2013	By:	/s/ Thomas M. O'Flynn
		Name:	Thomas M. O'Flynn
Executive Vice President and Chief Financial Officer